UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2023

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd., Suite 100 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Stewart Information Services Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). Only stockholders of record as of the close of business on March 20, 2023 were entitled to vote at the 2023 Annual Meeting. As of March 20, 2023, 27,390,756 shares of the Company’s Common Stock were outstanding and entitled to vote at the 2023 Annual Meeting. At the 2023 Annual Meeting, 25,078,124 shares of Common Stock were represented, in person or by proxy, constituting a quorum for the meeting.

The following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2023, were before the meeting, and they received the following votes:

Proposal 1: Election of Nine Directors to Serve until the 2024 Annual Meeting. The following individuals were elected to serve as directors of the Company:

	For	Withheld	Broker Non-Votes
Thomas G. Apel	23,231,150	669,709	1,177,264
C. Allen Bradley	20,127,398	3,773,461	1,177,264
Robert L. Clarke	22,964,917	935,942	1,177,264
William S. Corey, Jr.	23,570,785	330,074	1,177,264
Frederick Eppinger	23,383,007	517,852	1,177,264
Deborah J. Matz	23,011,615	889,244	1,177,264
Matthew W. Morris	23,380,577	520,282	1,177,264
Karen Pallotta	22,949,104	951,755	1,177,264
Manuel Sanchez	23,001,022	899,837	1,177,264

Proposal 2: Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstentions	Broker Non-Votes
23,467,980	350,197	82,682	1,177,264

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2023. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
24,521,476	464,739	91,908	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

	By:	/s/ Elizabeth K. Giddens
Elizabeth K. Giddens, Chief Legal Officer and Corporate Secretary

Date: May 18, 2023